Deposits - Scheduled Maturities for Total Time Deposits (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2022 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 INR (₨)
Due to mature in the fiscal year ending March 31:
2023	₨ 6,186,602.3	$ 81,542.1	₨ 5,901,654.6
2024	963,603.9	12,700.7
2025	321,124.9	4,232.6
2026	203,446.6	2,681.5
2027	331,003.9	4,362.8
Thereafter	74,826.0	986.3
Total	₨ 8,080,607.6	$ 106,506.0	₨ 7,191,543.0